UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2010
ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-14323 (Commission File Number)	76-0568219 (I.R.S. Employer Identification No.)

1100 Louisiana, 10th Floor, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)
Registrant’s Telephone Number, including Area Code: (713) 381-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
First Amendment to Amended and Restated Revolving Credit Agreement
     On October 22, 2010, Enterprise Products Operating LLC, a Texas limited liability company (“EPO”) and an indirect wholly owned subsidiary of Enterprise Products Partners L.P., a Delaware limited partnership (the “Partnership”), entered into a First Amendment to Amended and Restated Revolving Credit Agreement (the “First Amendment”), among EPO, as Borrower; the financial institutions party thereto; and Wells Fargo Bank, National Association, successor-by-merger to Wachovia Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) for each of the lenders (the “Lenders”) that is a signatory or which becomes a signatory to the Amended and Restated Revolving Credit Agreement, dated as of November 19, 2007, among the Borrower, the Lenders and the Administrative Agent.
     The First Amendment amends certain defined terms, including “Change of Control” and “GP LLC,” in connection with potential changes in the Partnership’s general partner, including if EPE Holdings, LLC, a Delaware limited liability company, becomes the general partner of the Partnership in connection with the proposed merger of Enterprise GP Holdings L.P., a Delaware limited partnership, with a wholly owned subsidiary of the Partnership.
     The description of the First Amendment in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the First Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1
First Amendment to Amended and Restated Revolving Credit Agreement, dated as of October 22, 2010, by and among Enterprise Products Operating LLC, as Borrower, Wells Fargo Bank, National Association, successor-by-merger to Wachovia Bank, National Association, as Administrative Agent, and the Lenders Party thereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.
	By:	ENTERPRISE PRODUCTS GP, LLC, its General Partner

Date: October 26, 2010	By:	/s/ Michael J. Knesek
		Name:	Michael J. Knesek
		Title:	Senior Vice President, Controller and Principal Accounting Officer of the General Partner

Exhibit Index

Exhibit No.	Description

10.1
First Amendment to Amended and Restated Revolving Credit Agreement, dated as of October 22, 2010, by and among Enterprise Products Operating LLC, as Borrower, Wells Fargo Bank, National Association, successor-by-merger to Wachovia Bank, National Association, as Administrative Agent, and the Lenders Party thereto.